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                                                                   Exhibit 10.53

                                 SEQUENOM, INC.

                          STOCK RESTRICTION AGREEMENT

     This Agreement made as of this _____ day of ___________, _____ by and among Sequenom, Inc. (the "Corporation"), a Delaware corporation, and the undersigned stockholder ("Stockholder").

                         W I T N E S S E T H   T H A T

     WHEREAS, the Stockholder wishes to purchase from the Corporation ____ shares (the "Shares") of the Corporation's Common stock, $.001 par value per share (the "Common Stock"), pursuant to the exercise of options previously granted to the Stockholder by the Corporation; and

     WHEREAS, the Corporation has required as a condition to such purchase that the Stockholder agree, and in order to induce the Corporation to sell the Shares the Stockholder has agreed, to certain restrictions on the rights of ownership incidental to the shares of Common Stock purchased by the Stockholder from the Corporation; and

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other valuable consideration, the receipt of which is hereby acknowledged, the Stockholder and the Corporation agree as follows:

     1.  Restrictions on Transfer of Shares.
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         (a)  Corporation's Right of First Refusal. Prior to closing of a firm
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commitment underwriting of the Corporation's Common Stock pursuant to a registration statement under the Securities Act of 1933 with gross proceeds to the Corporation of at least $10,000,000.00, the Stockholder shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of (collectively "transfer") any shares of Common Stock acquired by him, including, without limitation, the Shares, or any interest therein, whether such shares are now held or hereafter acquired, without first giving written notice thereof to the Corporation identifying the proposed transferee, the transfer price, and the terms of the proposed transaction (which must be bona fide), and offering such shares to the Corporation for purchase by it at the same price and on the same terms. Such offer shall be in writing and mailed, postage prepaid, or delivered to the Corporation at its principal office. The Corporation shall have 20 days after actual receipt of such offer to notify the Stockholder in writing of its intention to purchase all or any part of such shares. If the Corporation elects to repurchase all or any part of such shares, the Stockholder shall sell to the Corporation the shares to be repurchased, free of all encumbrances, and shall deliver the certificates representing such shares, duly endorsed in blank by the Stockholder or with duly executed stock powers attached thereto, all in form suitable for the transfer of such shares to the Corporation, within 20 days of the date of acceptance of the offer to sell, against
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payment therefor at the same price and according to the same terms as were offered by the proposed transferee. If an offer has not been accepted by the Corporation as to any or all offered shares within the time specified in this subparagraph, then the Stockholder shall have 20 days within which he may transfer the shares as to which the offer shall not have been accepted, free of the restrictions imposed by this subparagraph, to the proposed transferee at the same price and according to the same terms as the Stockholder previously notified the Corporation, and thereafter such restrictions shall not apply to any shares so transferred. At the end of such 20-day period, the restrictions imposed by this subparagraph shall resume and be in full force and effect as to all shares not so transferred within the period.

     Notwithstanding any provisions to the contrary herein contained, the Stockholder may during his lifetime, and the legal representatives of the Stockholder may after his death, transfer any shares of Common Stock held by him absolutely to, or in trust solely for the benefit of, any member of his immediate family (which shall for the purposes hereof, mean his spouse and any lineal descendant of his), without being required to offer such shares to the Corporation as provided herein, provided, however, that such shares as are so transferred shall remain subject to any and all restrictions and obligations hereunder as if such shares continued to be held by the original transferor thereof.

         (b)  Applicability to Certain Transferees. Anything to the contrary in
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subparagraph (a) of this Paragraph 1 notwithstanding, shares transferred to any executor, administrator, legatee or heir of the Stockholder's estate or any trustee in bankruptcy, receiver or other officer or legal representative appointed by any court to whom title to any of such restricted shares shall have been transferred, whether by operation of law or otherwise, or to any other person or entity by operation of law, shall be subject after such transfer to the restrictions of said subparagraph (a).

         (c)  Lock-up. The Stockholder agrees that for a period of up to one
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hundred eighty (180) days from the effective date of any registration of securities of the Corporation (upon request of the Corporation or the underwriters managing any underwritten offering of the Corporation's securities), he will not sell, make any short sale or loan of, grant any option for the purchase of, or otherwise dispose of any shares of Common Stock held by him without the prior written consent of the Corporation or such underwriters, as the case may be.

     2.  Transfer in Violation of this Agreement. If any transfer of shares
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subject to this Agreement (including, without limitation, the Shares) is made or attempted in violation of any provision of this Agreement, or if any such shares are not offered to the Corporation as required hereby, the Corporation shall have the right to purchase such shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it may have, the Corporation may enforce its rights by actions for specific performance (to the extent permitted by law). The Corporation shall not be required (i) to transfer on its books any shares which shall have been sold or transferred in violation of any provision of this Agreement or (ii) to treat as the owner of such shares, or to pay dividends to, any transferee to whom any such shares shall have been so sold or transferred.

     3.  Restrictive Legend. All certificates representing shares of Common
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Stock held by the Stockholder which are subject to this Agreement shall have affixed thereto a legend in

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substantially the following form, in addition to any other legends that may be required by the Corporation in connection with compliance with federal or state securities laws or otherwise:

          "The shares of stock represented by this certificate are subject to restrictions on transfer and/or an option to purchase set forth in a Stock Restriction Agreement between the Corporation and the registered owner of the shares represented by this certificate (or his predecessor in interest). The Corporation will furnish a copy of such agreement to the holder of this certificate upon written request without charge."

The Stockholder shall cause such legend to be affixed to any such certificates not so legended.

     4.  Disposition of Stock. Any shares (including the Shares) that the
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Corporation elects to purchase hereunder may be disposed of by it in such manner as it deems appropriate with or without restrictions on the transfer thereof, and the Corporation may require their transfer to a nominee or designee as part of this purchase of the shares from the Stockholder.

     5.  Parties. This Agreement shall be binding upon the parties hereto and
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their heirs, legal representatives, successors and assigns (including, without limitation, transferees described in Paragraph 1 hereof), and the rights and obligations of the Stockholder hereunder may not be assigned or delegated without the written consent of the Corporation.

     6.  Notices. All notices hereunder shall be in writing and shall be
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delivered in hand or sent by registered or certified mail, postage prepaid, return receipt requested, to the Corporation at its principal place of business and to the Stockholder at his last known address or at the address, if any, appearing on the books of the Corporation.

     7.  Other Agreements. The rights and obligations of the Stockholder
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pursuant to this Agreement are in addition to and to be construed consistently with the Stockholder's rights and obligations (including restrictions on the Stockholder's right to dispose of shares of the Corporation's stock) contained in any other agreement relating to the Corporation's right of first refusal that the Stockholder executes before, on, or after the date hereof.

     8.  Waiver, Modification and Termination. The Corporation, by vote of its
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directors, may waive any of its rights hereunder either generally or with respect to any or more specific transfers which have been proposed, attempted or made. This Agreement may be modified or terminated by vote of the directors of the Corporation and the written consent of the Stockholder.

     9.  Counterparts. This Agreement may be executed in one or more
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counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument.

     10. Governing Law. This Agreement shall be governed by, and construed and
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enforced in accordance with, the laws of the State of California, without regard to its principles of conflicts of laws.

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     IN WITNESS WHEREOF, the Corporation and the Stockholder have executed this
Agreement as a contract under seal as of the day and year first above written.

                              SEQUENOM, INC.


                              By:
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                              STOCKHOLDER:


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